Barclays 10D prepared by Black and Callow

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-D

ASSET-BACKED ISSUER
Distribution Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

For the monthly distribution period from January 1, 2019 to January 31, 2019

Commission File Number of issuing entity:  333-205943
Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact name of issuing entity as specified in its charter)

Commission File Number of depositor:  333-205943-01
Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of depositor as specified in its charter)

Commission File Number of sponsor:  333-205943-02
Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact name of sponsor as specified in its charter)

Yasser Rezvi, Phone: (212) 526-5847
(Name and telephone number, including area code, of the person to contact in connection with this filing)

Delaware
(State or other jurisdiction of incorporation or organization of the issuing entity)

30-6324196
(I.R.S. Employer Identification No.)

c/o Wilmington Trust, National Association	19890
Rodney Square North	(Zip Code)
1100 North Market Street
Wilmington, DE
(Address of principal executive offices of issuing entity)

(302) 651-1000
(Telephone number, including area code)

(Former name, former address, if changed since last report)

Each class of Notes to which this report on Form 10-D relates as set forth in the distribution reports attached hereto as Exhibit 99 is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934.

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No ___

PART I – DISTRIBUTION INFORMATION

ITEM 1 – Distribution and Pool Performance Information.

The information required by Items 1121(a) and 1121(b) of Regulations AB is contained in the distribution reports attached hereto as Exhibit 99.

With respect to the information required by Item 1121(c) of Regulation AB, Barclays Dryrock Funding LLC (CIK # 0001551964) has no repurchase activity to report for the period from January 1, 2019 to January 31, 2019 for the Barclays Dryrock Issuance Trust. Barclays Dryrock Funding LLC’s most recent Form ABS-15G was filed on February 7, 2019.

With respect to the information required by Item 1121(d) and Item 1121(e) of Regulation AB, Barclays Dryrock Funding LLC has no activity to report for the period from January 1, 2019 to January 31, 2019.

PART II – OTHER INFORMATION

ITEM 2 – Legal Proceedings.

U.S. Bank National Association (“US Bank”), as indenture trustee, has provided the following information to Barclays Dryrock Funding LLC for inclusion in this Form 10-D:

Since 2014 various plaintiffs or groups of plaintiffs, primarily investors, have filed claims against U.S. Bank, in its capacity as trustee or successor trustee (as the case may be) under certain residential mortgage backed securities (“RMBS”) trusts. The plaintiffs or plaintiff groups have filed substantially similar complaints against other RMBS trustees, including Deutsche Bank, Citibank, HSBC, Bank of New York Mellon and Wells Fargo. The complaints against U.S. Bank allege the trustee caused losses to investors as a result of alleged failures by the sponsors, mortgage loan sellers and servicers for these RMBS trusts and assert causes of action based upon the trustee's purported failure to enforce repurchase obligations of mortgage loan sellers for alleged breaches of representations and warranties concerning loan quality. The complaints also assert that the trustee failed to notify securityholders of purported events of default allegedly caused by breaches of servicing standards by mortgage loan servicers and that the trustee purportedly failed to abide by a heightened standard of care following alleged events of default.

Currently U.S. Bank is a defendant in multiple actions alleging individual or class action claims against the trustee with respect to multiple trusts as described above. Previously, U.S. Bank disclosed that the most substantial case was: BlackRock Balanced Capital Portfolio et al v. U.S. Bank National Association, No. 605204/2015 (N.Y. Sup. Ct.) (class action alleging claims with respect to approximately 770 trusts) and a companion class action case involving additional trusts (collectively, the “BlackRock cases”). In order to avoid the significant burden and expense incurred in defending such a complex case and the uncertainty faced in any litigation, U.S. Bank has entered into a settlement agreement, without admitting any wrongdoing or liability, that will resolve the BlackRock cases following approval of the dismissals by the applicable court. Some of the trusts implicated in the aforementioned BlackRock cases, as well as other trusts, are involved in actions brought by separate groups of plaintiffs related to no more than 100 trusts per case.

U.S. Bank cannot assure you as to the outcome of any of the litigation, or the possible impact of these litigations on the trustee or the RMBS trusts. However, U.S. Bank denies liability and believes that it has performed its obligations under the RMBS trusts in good faith, that its actions were not the cause of losses to investors and that it has meritorious defenses, and it intends to contest the plaintiffs’ claims vigorously.

ITEM 10 – Exhibits

Exhibit 99 Monthly Servicers’ Certificate and Monthly Noteholders’ Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  February 19, 2019

BARCLAYS DRYROCK FUNDING LLC (Depositor) By: /s/ Yasser Rezvi
Name: Yasser Rezvi Title: President and Treasurer